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                                                                      Exhibit A5

                            JOINT FILING AGREEMENT
                            ----------------------

          In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of beneficial interest, value $.01 per share, of EFTC Corporation, a Colorado corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 8th day of May 2001.

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
THAYER EQUITY INVESTORS IV, L.P.                             THAYER-BLUM FUNDING, L.L.C.
By TC Equity Partners IV, L.L.C., its General Partner

By   /s/ Barry E. Johnson                                    By   /s/ Jeffrey W. Goettman
     -----------------------------------                          -----------------------------------
     Name:  Barry E. Johnson                                      Name:  Jeffrey W. Goettman
     Title: Attorney-in-fact                                      Title: Authorized Person


TC EQUITY PARTNERS IV, L.L.C.                                TC MANAGEMENT PARTNERS IV, L.L.C.


By   /s/ Barry E. Johnson                                         By  /s/ Barry E. Johnson
     -----------------------------------                              -----------------------------------
     Name:  Barry E. Johnson                                          Name:  Barry E. Johnson
     Title: Attorney-in-fact                                          Title: Attorney-in-fact

THAYER MANUFACTURING HOLDINGS, L.L.C.                             Frederic V. Malek

                                                                  By  /s/ Barry E. Johnson
                                                                      -----------------------------------
By TC Co-Investors IV, LLC, its Managing Member                       Barry E. Johnson, Attorney-in-fact

                                                                  Carl J. Rickertsen
By TC Management IV, L.L.C., its Managing Member
                                                                  By  /s/ Barry E. Johnson
                                                                      -----------------------------------
By   /s/ Barry E. Johnson                                             Barry E. Johnson, Attorney-in-fact
     -----------------------------------
     Name:  Barry E. Johnson
     Title: Attorney-in-fact                                      Jeffrey W. Goettman

                                                                  By  /s/ Barry E. Jonson
                                                                      -----------------------------------
TC CO-INVESTORS IV, LLC                                               Barry E. Johnson, Attorney-in-fact

                                                                  Daniel M. Dickinson
By TC Management Partners IV, L.L.C., its Managing
 Member
                                                                  By  /s/ Barry E. Johnson
                                                                      -----------------------------------
By   /s/ Barry E. Johnson                                             Barry E. Johnson, Attorney-in-fact
     -----------------------------------
     Name:  Barry E. Johnson
     Title: Attorney-in-fact
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
RCBA GP, L.L.C.                                              RCBA STRATEGIC PARTNERS, L.P.
                                                             By  RCBA GP, L.L.C., its General Partner

By   /s/ Murray A. Indick                                         By  /s/ Murray A. Indick
     -----------------------------------                              -----------------------------------
     Murray A. Indick, Member                                         Murray A. Indick, Member


RICHARD C. BLUM


By   /s/ Murray A. Indick
     -----------------------------------
     Murray A. Indick, Attorney-in-Fact
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